Filed Pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS

BMO Aggregate Bond Fund

Prospectus Supplement

May 10, 2013

To Prospectus Dated December 29, 2012, as supplemented April 9, 2013

On May 8, 2013, the Board of Directors of Marshall Funds, Inc. (d/b/a BMO Funds) approved an agreement and plan of reorganization (“Reorganization”) for the purpose of reorganizing the BMO Aggregate Bond Fund (“Aggregate Bond Fund”) with and into the BMO TCH Core Plus Bond Fund (“Core Plus Bond Fund”).  The Aggregate Bond Fund has the same investment objective and similar policies, strategies and investment limitations as the Core Plus Bond Fund.

The Reorganization, which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Aggregate Bond Fund to the Core Plus Bond Fund in exchange for shares of the Core Plus Bond Fund. Class Y and Class I shareholders of the Aggregate Bond Fund will receive corresponding shares of the Core Plus Bond Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Aggregate Bond Fund at the time of the Reorganization and in complete liquidation and termination of the Aggregate Bond Fund as a series of BMO Funds.  It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.  Shareholders of the Aggregate Bond Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

A shareholder meeting for the purpose of voting on the Reorganization is scheduled to be held in August 2013.  Assuming shareholders approve the Reorganization, it is expected to close shortly thereafter.  Shareholders of record will receive a prospectus/proxy statement prior to the meeting, which will provide further details about the Core Plus Bond Fund, the meeting and the Reorganization.

This supplement should be retained with your Prospectus for future reference.